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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                     ----------

                                      FORM 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): April 27,1999


                             PROBUSINESS SERVICES, INC.

               (Exact name of Registrant as specified in its charter)


         DELAWARE                      000-22227                94-2976066
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
   of incorporation)                                        Identification No.)

                                 4125 HOPYARD ROAD
                                PLEASANTON, CA 94588
                      (Address of principal executive offices)

                                   (925) 737-3500
                (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a) On April 27, 1999, ProBusiness Services, Inc., a Delaware corporation ("ProBusiness"), entered into an Agreement and Plan of Reorganization (the "Agreement") with certain parties, including Clemco, Inc. ("Conduit Parent"), a privately-held Georgia corporation and the parent and sole stockholder of Conduit Software, Inc. ("Conduit"), a privately-held Georgia corporation and a leading provider of Employee Relationship Management applications.

     Pursuant to the Agreement and as of the date of the Agreement, ProBusiness issued 1,714,957 shares of its common stock to Conduit Parent's stockholders in exchange for all of the outstanding capital stock of Conduit Parent, and all outstanding options and warrants to purchase Conduit Parent's capital stock were converted into options and warrants to purchase 82,997 shares of ProBusiness common stock. The consideration issued by ProBusiness was determined as a result of arm's length negotiations between senior management of ProBusiness and Conduit.

     The foregoing description does not purport to be a complete description of the terms of the acquisition agreement, a copy of which is attached hereto as an exhibit and incorporated by reference.

(b) Certain of the assets of Conduit constitute plant, equipment and other physical property, particularly furniture, fixtures and leasehold improvements used in the business of Conduit, and ProBusiness intends to continue such use.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired. It is impracticable at this time for the Registrants to provide the financial statements of the acquired business. Such financial statements will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty days after the date hereof.

(b) Pro forma financial information. It is impracticable at this time for the Registrant to provide the pro forma financial information relative to the acquired business. Such pro forma financial information will be filed by the Registrant as amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty days after the date hereof.

(c)  Exhibits.

EXHIBIT NUMBER

     2.1 Agreement and Plan of Reorganization, dated as of April 27, 1999, among ProBusiness Services, Inc. Runway Acquisition Corp., Clemco, Inc. and certain other parties
     4.1 Waiver and Amendment dated as of April 27, 1999, among ProBusiness Services, Inc., General Atlantic Partners 39, L.P., GAP Coinvestment Partners, L.P. and certain stockholders
     4.2 Registration Rights Agreement dated as of April 27, 1999, between ProBusiness Services, Inc. and certain stockholders
    99.1  Press Release of ProBusiness Services, Inc. dated April 27, 1999.
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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:     May 12, 1999

                                        PROBUSINESS SERVICES, INC.
                                        (Registrant)



                                         /s/ Thomas H. Sinton
                                         --------------------
                                         President and Chief Executive Officer





                                         /s/ Steven E. Klei
                                         ------------------
                                         Senior Vice President, Finance and
                                         Chief Financial Officer
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EXHIBIT NUMBER                     DOCUMENT

     2.1 Agreement and Plan of Reorganization, dated as of April 27, 1999, among ProBusiness Services, Inc. Runway Acquisition Corp., Clemco, Inc. and certain other parties

     4.1 Waiver and Amendment dated as of April 27, 1999, among ProBusiness Services, Inc., General Atlantic Partners 39, L.P., GAP Coinvestment Partners, L.P. and certain stockholder

     4.2 Registration Rights Agreement dated as of April 27, 1999, between ProBusiness Services, Inc. and certain stockholders

     99.1           Press Release of ProBusiness Services, Inc. dated April 27,
                    1999.